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                                                                    Exhibit 23.1

               Consent of Ernst & Young LLP, Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-83128) pertaining to the eSylvan, Inc. Omnibus Stock Plan, of our report dated February 15, 2002, with respect to the financial statements of eSylvan, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 2001.

Baltimore, Maryland                                        /s/ Ernst & Young LLP
March 26, 2002